UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  August 13, 2009
LAND O’LAKES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota	55126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code  (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 13, 2009, Land O’Lakes, Inc., a Minnesota cooperative corporation (the “Company”), issued a press release announcing quarterly results for the period ending June 30, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
     The press release includes the Company’s calculations regarding EBITDA (earnings before interest, taxes, depreciation and amortization) for the period ending June 30, 2009. The press release also contains a reconciliation of EBITDA to net income/(loss) before income taxes, a measure which the Company believes is the most directly comparable financial measure calculated in accordance with GAAP. Management believes that the presentation of EBITDA provides useful information to its stakeholders regarding the Company’s results of operations because this financial measure assists in the analysis and benchmarking of the Company’s business.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits.
99.1   Land O’Lakes, Inc. press release dated August 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: August 13, 2009	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1     Land O’Lakes, Inc. press release dated August 13, 2009.